UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 22, 2018

Date of Report (Date of Earliest Event Reported)

Central Index Key Number of the issuing entity: 0001735733
COMM 2018-COR3 Mortgage Trust

(Exact name of issuing entity)

Central Index Key Number of the sponsor: 0001541294
German American Capital Corporation

(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor: 0001555524
LoanCore Capital Markets LLC

(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor: 0001701238
Citi Real Estate Funding Inc.

(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor: 0000835271
JPMorgan Chase Bank, National Association

(Exact name of sponsor as specified in its charter)

Central Index Key Number of the registrant: 0001013454

Deutsche Mortgage & Asset Receiving Corporation

(Exact name of registrant as specified in its charter)

Delaware	333-206705-13	04-3310019
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation of registrant)	File Number of issuing entity)	Identification No. of registrant)

60 Wall Street

New York, New York

(Address of principal executive offices of registrant)

(212) 250-2500

Registrant’s telephone number, including area code

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On May 22, 2018, Deutsche Mortgage & Asset Receiving Corporation (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of May 1, 2018 and as to which an executed version is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), among the Depositor, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and special servicer, Wells Fargo Bank, National Association, as trustee, certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, of COMM 2018-COR3 Mortgage Trust Commercial Mortgage Pass-Through Certificates (the “Certificates”).

The Certificates will consist of the following classes, designated as (i) the Class A-1, Class A-SB, Class A-2, Class A-3, Class X-A, Class A-M, Class B and Class C Certificates (collectively, the “Public Certificates”) and (ii) the Class X-B, Class X-D, Class D, Class E-RR, Class F-RR, Class G-RR, Class H-RR, Class S and Class R Certificates (collectively, the “Private Certificates”).

All of the Public Certificates, having an aggregate initial principal amount of $861,458,000, were sold to Deutsche Bank Securities Inc. (“DBSI”), Jefferies LLC (“Jefferies”), Citigroup Global Markets Inc. (“CGMI”), J.P. Morgan Securities (“JPMS”) and Academy Securities, Inc. (“Academy” and, together with DBSI, Jefferies, CGMI and JPMS, in such capacity, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of May 4, 2018 and attached hereto as Exhibit 1.1 (the “Underwriting Agreement”), among the Depositor, the Underwriters and German American Capital Corporation (“GACC”). DBSI, CGMI and JPMS are acting as the joint bookrunning managers and co-lead managers. The Public Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s Prospectus, dated May 7, 2018, in negotiated transactions or otherwise at varying prices determined at the time of sale. The price per class of Public Certificates is set forth on Schedule I to the Underwriting Agreement.

All of the Private Certificates, having an aggregate initial principal amount of $144,624,811, were sold to DBSI, Jefferies, CGMI and JPMS (together with DBSI, Jefferies and CGMI, in such capacity, the “Initial Purchasers”), pursuant to a Certificate Purchase Agreement, dated as of May 4, 2018, among the Depositor, the Initial Purchasers and GACC. The Private Certificates were sold in a private placement transaction exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(2) of the Act.

The Certificates represent, in the aggregate, the entire beneficial ownership in COMM 2018-COR3 Mortgage Trust (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 41 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 44 commercial and multifamily properties. The Mortgage Loans were acquired by the Depositor from (i) GACC, pursuant to a Mortgage Loan Purchase Agreement, dated and effective May 4, 2018 and as to which an executed version is attached hereto as Exhibit 99.1 (the “GACC Mortgage Loan Purchase Agreement”), between the Depositor and GACC, (ii)  LoanCore Capital Markets LLC (“LCM”), pursuant to a Mortgage Loan Purchase Agreement, dated and effective May 4, 2018 and as to which an executed version is attached hereto as Exhibit 99.2 (the “LCM Mortgage Loan Purchase Agreement”), between the Depositor and LCM, (iii) Citi Real Estate Funding Inc. (“CREFI”), pursuant to a Mortgage Loan Purchase Agreement, dated and effective May 4, 2018 and as to which an executed version is attached hereto as Exhibit 99.3 (the “CREFI Mortgage Loan Purchase Agreement”), between the Depositor and CREFI and (iv) JPMorgan Chase Bank, National Association (“JPMCB”), pursuant to a Mortgage Loan Purchase Agreement, dated and effective May 4, 2018 and as to which an executed version is attached hereto as

Exhibit 99.4 (the “JPMCB Mortgage Loan Purchase Agreement” and, together with the GACC Mortgage Loan Purchase Agreement, the LCM Mortgage Loan Purchase Agreement and the CREFI Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”), between the Depositor and JPMCB.

The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans by the Depositor from GACC, LCM, CREFI and JPMCB. The net proceeds to the Depositor of the offering of the Certificates, after deducting expenses payable by the Depositor in connection with the issuance and distribution of the Certificates of approximately $6,893,269, were approximately $994,124,384. Of the expenses paid by the Depositor, approximately $0 were paid directly to affiliates of the Depositor, approximately $50,000 in the form of fees were paid to the Underwriters and the Initial Purchasers, $725,000 were paid to or for the Underwriters and the Initial Purchasers, and approximately $6,118,269 were other expenses. All of the foregoing expense amounts are the Depositor's reasonable estimates of such expenses. No underwriting discounts and commissions or finder's fees were paid by the Depositor.

The Mortgage Loan secured by the mortgaged property identified in the Prospectus as 1001 North Shoreline Boulevard will be serviced and administered in accordance with the Pooling and Servicing Agreement and the 1001 North Shoreline Boulevard Whole Loan Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.4. The Mortgage Loan secured by the mortgaged property identified in the Prospectus as 315 West 36th Street will be serviced and administered in accordance with the Pooling and Servicing Agreement and the 315 West 36th Street Whole Loan Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.5. The Mortgage Loan secured by the mortgaged property identified in the Prospectus as Atlantic Times Square will be serviced and administered in accordance with the Pooling and Servicing Agreement and the Atlantic Times Square Whole Loan Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.6.

The Mortgage Loan secured by the mortgaged property identified in the Prospectus as Grand Hyatt Seattle will be serviced and administered pursuant to a pooling and servicing agreement, dated as of September 1, 2017 (the “Grand Hyatt Seattle PSA”), among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and special servicer, Wells Fargo Bank, National Association, as trustee, certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer. An executed version of the Grand Hyatt Seattle PSA is attached hereto as Exhibit 4.2. In addition, the Grand Hyatt Seattle Mortgage Loan will be serviced and administered under the Grand Hyatt Seattle Whole Loan Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.7.

The Mortgage Loan secured by the mortgaged property identified in the Prospectus as Lehigh Valley Mall will be serviced and administered pursuant to a pooling and servicing agreement, dated as of January 1, 2018 (the “Lehigh Valley Mall PSA”), among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and custodian, and Wilmington Trust, National Association, as trustee. An executed version of the Lehigh Valley Mall PSA is attached hereto as Exhibit 4.3. In addition, the Lehigh Valley Mall Mortgage Loan will be serviced and administered under the Lehigh Valley Mall Whole Loan Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.8.

Further information regarding such sales relating to the price per class of Public Certificates is set forth on Schedule I to the Underwriting Agreement.

Further information regarding such sales has been previously provided in the Prospectus, dated May 7, 2018. The related registration statement (file no. 333-206705) was originally declared effective on November 18, 2015. In connection with such Prospectus, the Chief Executive Officer of the registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of May 7, 2018.

LCM, in its capacity as “retaining sponsor” (in such capacity, the “Retaining Sponsor”), is satisfying its credit risk retention obligation under Regulation RR, 17 C.F.R. Part 246 (the “Risk Retention Rule”) in connection with the securitization of the Mortgage Loans referred to above by the retention of the Class E-RR, Class F-RR, Class G-RR and Class H-RR Certificates (the “RR Certificates”).

The RR Certificates constitute an “eligible horizontal residual interest” (as defined in the Risk Retention Rule). The aggregate fair value of the RR Certificates is equal to approximately $50,055,090 (excluding accrued interest), representing approximately 5.00% of the aggregate fair value of all of the Certificates (other than the Class R Certificates). The fair value of the Certificates (other than the Class R Certificates) was determined based on the actual sale prices and finalized tranche sizes of such Certificates. The fair value of the “eligible horizontal residual interest” (as defined in the Risk Retention Rule) that the Retaining Sponsor is required to retain under the credit risk retention requirements of the Risk Retention Rule is equal to approximately $50,050,883, representing 5% of the aggregate fair value of all of the Certificates (other than the Class R Certificates).

As of the Closing Date, there are no material differences between (a) the valuation methodology or any of the key inputs and assumptions that were used in calculating the fair value or range of fair values disclosed in the Depositor's Prospectus, dated May 7, 2018, under the heading “Credit Risk Retention” prior to the pricing of the Certificates and (b) the methodology or the key inputs and assumptions that were used in calculating the fair value at the time of the Closing Date.

Item 9.01.    Financial Statements and Exhibits.

(d)       Exhibits

Exhibit 1.1	Underwriting Agreement, dated as of May 4, 2018, among Deutsche Mortgage & Asset Receiving Corporation, Deutsche Bank Securities Inc., Jefferies LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Academy Securities, Inc. and German American Capital Corporation.
Exhibit 4.1	Pooling and Servicing Agreement, dated as of May 1, 2018, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and special servicer, Wells Fargo Bank, National Association, as trustee, certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.
Exhibit 4.2	Pooling and Servicing Agreement, dated as of September 1, 2017, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and special servicer, Wells Fargo Bank, National Association, as trustee, certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.
Exhibit 4.3	Pooling and Servicing Agreement, dated as of January 1, 2018, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.
Exhibit 4.4	Co-Lender Agreement, dated as of May 21, 2018, by and between Deutsche Bank AG, New York Branch, as Initial Note A Holder, and Deutsche Bank AG, New York Branch, as Initial Note B Holder.
Exhibit 4.5	Co-Lender Agreement, dated as of April 10, 2018, between Deutsche Bank AG, New York Branch, as Note A-1 Holder, Deutsche Bank AG, New York Branch, as Note A-2 Holder, and Deutsche Bank AG, New York Branch, as Note A-3 Holder.
Exhibit 4.6	Co-Lender Agreement, dated as of May 22, 2018, by and among JPMorgan Chase Bank, National Association, as Initial Note A-1 Holder, JPMorgan Chase Bank, National Association, as Initial Note A-2 Holder, and JPMorgan Chase Bank, National Association, as Initial Note A-3 Holder.
Exhibit 4.7	Co-Lender Agreement, dated as of September 28, 2017, among Jefferies LoanCore LLC, as Note A-1 Holder, Jefferies LoanCore LLC, as Note A-2 Holder, and Jefferies LoanCore LLC, as Note A-3 Holder.

Exhibit 4.8	Co-Lender Agreement, dated as of November 20, 2017, by and among JPMorgan Chase Bank, National Association, as Initial Note A-1-A Holder, Column Financial, Inc., as Initial A-1-B Holder, Cantor Commercial Real Estate Lending, L.P., as Initial Note A-1-C Holder, JPMorgan Chase Bank, National Association, as Initial Note A-2-A Holder, Column Financial, Inc., as Initial A-2-B Holder, and Cantor Commercial Real Estate Lending, L.P., as Initial Note A-2-C Holder.
Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated May 22, 2018.
Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated May 22, 2018 (included as part of Exhibit 5).
Exhibit 23	Consent Opinion of Cadwalader, Wickersham & Taft LLP, dated May 22, 2018 (included as part of Exhibit 5).
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated May 7, 2018.
Exhibit 99.1	Mortgage Loan Purchase Agreement, dated and effective May 4, 2018, between Deutsche Mortgage & Asset Receiving Corporation and German American Capital Corporation.
Exhibit 99.2	Mortgage Loan Purchase Agreement, dated and effective May 4, 2018, between Deutsche Mortgage & Asset Receiving Corporation and LoanCore Capital Markets LLC.
Exhibit 99.3	Mortgage Loan Purchase Agreement, dated and effective May 4, 2018, between Deutsche Mortgage & Asset Receiving Corporation and Citi Real Estate Funding Inc.
Exhibit 99.4	Mortgage Loan Purchase Agreement, dated and effective May 4, 2018, between Deutsche Mortgage & Asset Receiving Corporation and JPMorgan Chase Bank, National Association.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEUTSCHE MORTGAGE & ASSET RECEIVING CORPORATION
(Registrant)

Date: May 22, 2018
	By:	/s/ Helaine Kaplan
Name: Helaine Kaplan
Title: President (senior officer in charge of securitization of the depositor)

	By:	/s/ Natalie Grainger
Name: Natalie Grainger
Title: Director

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
1.1	Underwriting Agreement, dated as of May 4, 2018, among Deutsche Mortgage & Asset Receiving Corporation, Deutsche Bank Securities Inc., Jefferies LLC, Academy Securities, Inc., J.P. Morgan Securities LLC and German American Capital Corporation.	(E)
4.1	Pooling and Servicing Agreement, dated as of May 1, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and special servicer, Wells Fargo Bank, National Association, as trustee, certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.	(E)
4.2	Pooling and Servicing Agreement, dated as of September 1, 2017, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and special servicer, Wells Fargo Bank, National Association, as trustee, certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.	(E)
4.3	Pooling and Servicing Agreement, dated as of January 1, 2018, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.	(E)
4.4	Co-Lender Agreement, dated as of May 21, 2018, by and between Deutsche Bank AG, New York Branch, as Initial Note A Holder, and Deutsche Bank AG, New York Branch, as Initial Note B Holder.	(E)
4.5	Co-Lender Agreement, dated as of April 10, 2018, between Deutsche Bank AG, New York Branch, as Note A-1 Holder, Deutsche Bank AG, New York Branch, as Note A-2 Holder, and Deutsche Bank AG, New York Branch, as Note A-3 Holder.	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.6	Co-Lender Agreement, dated as of May 22, 2018, by and among JPMorgan Chase Bank, National Association, as Initial Note A-1 Holder, JPMorgan Chase Bank, National Association, as Initial Note A-2 Holder, and JPMorgan Chase Bank, National Association, as Initial Note A-3 Holder.	(E)
4.7	Co-Lender Agreement, dated as of September 28, 2017, among Jefferies LoanCore LLC, as Note A-1 Holder, Jefferies LoanCore LLC, as Note A-2 Holder, and Jefferies LoanCore LLC, as Note A-3 Holder.	(E)
4.8	Co-Lender Agreement, dated as of November 20, 2017, by and among JPMorgan Chase Bank, National Association, as Initial Note A-1-A Holder, Column Financial, Inc., as Initial A-1-B Holder, Cantor Commercial Real Estate Lending, L.P., as Initial Note A-1-C Holder, JPMorgan Chase Bank, National Association, as Initial Note A-2-A Holder, Column Financial, Inc., as Initial A-2-B Holder, and Cantor Commercial Real Estate Lending, L.P., as Initial Note A-2-C Holder.	(E)
5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated May 22, 2018.	(E)
8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated May 22, 2018 (included as part of Exhibit 5).	(E)
23	Consent Opinion of Cadwalader, Wickersham & Taft LLP, dated May 22, 2018 (included as part of Exhibit 5).	(E)
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated May 7, 2018.	(E)
99.1	Mortgage Loan Purchase Agreement, dated and effective May 4, 2018, between Deutsche Mortgage & Asset Receiving Corporation and German American Capital Corporation.	(E)
99.2	Mortgage Loan Purchase Agreement, dated and effective May 4, 2018, between Deutsche Mortgage & Asset Receiving Corporation and LoanCore Capital Markets LLC.	(E)
99.3	Mortgage Loan Purchase Agreement, dated and effective May 4, 2018, between Deutsche Mortgage & Asset Receiving Corporation and Citi Real Estate Funding Inc.	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
99.4	Mortgage Loan Purchase Agreement, dated and effective May 4, 2018, between Deutsche Mortgage & Asset Receiving Corporation and JPMorgan Chase Bank, National Association	(E)